Starboard Investment Trust N-CSRS

Exhibit 19(b)

CERTIFICATION
PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Matisse Discounted Closed End Fund Strategy and the Matisse Discounted Bond CEF Strategy (the “Funds”), each a series of the Starboard Investment Trust on Form N-CSR for the period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Katherine M. Honey, President and Principal Executive Officer of the Funds, does hereby certify, to her knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

	By:	/s/ Katherine M. Honey
Date: December 1, 2025		Katherine M. Honey President and Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATION
PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report of the Matisse Discounted Closed End Fund Strategy and Matisse Discounted Bond CEF Strategy (the “Funds”), each a series of the Starboard Investment Trust on Form N-CSR for the period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Peter McCabe, Treasurer, Principal Accounting Officer, and Principal Financial Officer of the Funds, does hereby certify, to his knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

	By:	/s/ Peter McCabe
Date: December 1, 2025		Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer,

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.